UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2019

Diamond S Shipping Inc.

(Exact name of registrant as specified in charter)

Republic of the Marshall Islands	1-38771	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Benedict Place, Greenwich, CT		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 413-2000

(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.001 par value per share	DSSI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On May 6, 2019, the Audit Committee (the “Committee”) of the Board of Directors of Diamond S Shipping Inc. (the “Company”) approved the engagement of Deloitte & Touche LLP (“Deloitte US”) as the Company’s independent registered public accounting firm effective for the fiscal year ending December 31, 2019, following the expiration of the term of engagement of Deloitte Certified Public Accountants S.A. (“Deloitte Greece”), as a result of the closing of the transaction between Capital Product Partners L.P. and DSS Holdings L.P. on March 27, 2019.

Deloitte Greece’s audit report on the Company’s financial statements as of December 31, 2018 and for the period from November 14, 2018 (inception date) to December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from November 14, 2018 (inception date) to December 31, 2018, and during the subsequent interim period through May 6, 2019, there were (i) no disagreements between the Company and Deloitte Greece on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Deloitte Greece’s satisfaction, would have caused Deloitte Greece to make reference thereto in its reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte Greece with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and has requested that Deloitte Greece furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of such letter will be filed as Exhibit 16.1 to an amendment to this Form 8-K upon receipt.

(b) Engagement of New Independent Registered Public Accounting Firm

On May 6, 2019, the Committee approved the engagement of Deloitte US as the Company’s independent registered public accounting firm effective for the fiscal year ending December 31, 2019.

During the most recent fiscal year ended December 31, 2018 (the Company was formed on November 14, 2018) and the subsequent interim period through May 6, 2019, neither the Company nor anyone on its behalf consulted Deloitte US regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a) of Regulation S-K) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Deloitte Certified Public Accountants S.A., dated May 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND S SHIPPING INC.

By:	/s/ Lorraine Annucci
Name: Lorraine Annucci Title: VP Accounting

Date: May 8, 2019